EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report (the “Report”) on Form 10-K of Powell Industries, Inc. (the “Company”) for the year ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof, I, Michael W. Metcalf, Executive Vice President and Chief Financial and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael W. Metcalf Michael W. Metcalf Executive Vice President Chief Financial and Principal Accounting Officer (Principal Financial and Principal Accounting Officer)

Date: November 19, 2025